UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 19, 2016

SANTANDER CONSUMER USA HOLDINGS INC.

(Exact name of registrant as specified in its charter)

Delaware	001-36270	32-0414408
(State or other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1601 Elm St. Suite #800 Dallas, Texas	75201
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (214) 634-1110

n/a

(Former name or former address if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02. Results of Operations and Financial Condition

On September 23, 2016, Santander Consumer USA Holdings Inc. (the “Company”) issued a press release regarding the matters described in Item 4.02 below, including an announcement of selected preliminary financial results for the three months ended June 30, 2016. A copy of the press release is furnished as Exhibit 99.1 to this Form 8-K.

The information included in this Current Report on Form 8-K under this Item 2.02 (including Exhibit 99.1) shall not be deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference into any filing made by the Company under the Exchange Act or Securities Act of 1933, as amended, except as shall be expressly set forth by specific reference in such a filing.

Item 4.02. Non-Reliance on Previously Issued Financial Statements or a Related Audit Report or Completed Interim Review

On September 19, 2016, the Audit Committee of the Board of Directors (the “Audit Committee”) of Santander Consumer USA Holdings Inc. (the “Company”), upon the recommendation of the Company’s management and in consultation with the Company’s current and former independent registered public accounting firms, PricewaterhouseCoopers LLP (“PwC”) and Deloitte & Touche LLP (“Deloitte”), concluded that the Company’s audited financial statements for the years ended December 31, 2015, 2014 and 2013, and the previously issued unaudited financial statements contained in the Company’s Quarterly Reports on Form 10-Q for the quarters ended March 31, 2016, 2015, and 2014, June 30, 2015 and 2014, and September 30, 2015 and 2014, should no longer be relied upon and should be restated due to errors identified in these financial statements.

The restatements result primarily from the correction of errors relating to (1) the Company’s methodology for accreting dealer discounts, subvention payments from manufacturers, and capitalized origination costs; (2) the Company’s lack of consideration of net discounts when estimating the allowance for credit losses; and (3) the discount rate used in determining the impairment for loans accounted for as troubled debt restructurings (TDRs). The errors will be corrected in restated financial statements included in amendments to previously filed Forms 10-Q and 10-K. In connection with these restatements, the Company will correct the financial statements for all known errors, including those that were previously corrected in prior filings as immaterial out-of-period adjustments.

The Company expects to report in the amended filings the existence of additional, previously unreported material weaknesses in internal control over financial reporting. Management continues to assess the nature and extent of these additional material weaknesses and their impact on the Company’s reports on the effectiveness of internal control over financial reporting and its disclosure controls and procedures.

The Company expects to file amended periodic reports for the year ended December 31, 2015 and for the quarters ended March 31, June 30 and September 30, 2015, and March 31, 2016, as well as its Form 10-Q for the quarter ended June 30, 2016, as soon as possible. The Company has reviewed all critical relationships and does not foresee a material interruption in, or change to, normal business activities related to the delayed and amended filings. The financial statement errors relate to non-cash items and have no material impact on net cash from operating activities, investing activities or financing activities.

The above statements regarding the expected impact of the corrections, the expected controls disclosures, and the expected timing of the Company’s filings constitute forward-looking statements that are based on the Company’s current expectations. The final amounts and controls conclusions will be included in the amended filings after the Company has completed its work on the restatements and the Audit Committee has completed its final review of the amended filings. There can be no assurance that the preliminary financial information contained herein will not change, possibly materially, prior to the filing of the amended Forms 10-Q and 10-K.

The Company’s management and the Audit Committee have discussed the matters disclosed in this Current Report on Form 8-K with PwC and Deloitte.

2

Disclosures About Forward-Looking Statements

This Form 8-K and press release contain forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. Any statements about our expectations, beliefs, plans, predictions, forecasts, objectives, assumptions, or future events or performance are not historical facts and may be forward-looking. These statements are often, but not always, made through the use of words or phrases such as “anticipates,” “believes,” “can,” “could,” “may,” “predicts,” “potential,” “should,” “will,” “estimates,” “plans,” “projects,” “continuing,” “ongoing,” “expects,” “intends,” and similar words or phrases. Although we believe that the expectations reflected in these forward-looking statements are reasonable, these statements are not guarantees of future performance and involve risks and uncertainties that are subject to change based on various important factors, some of which are beyond our control. For additional discussion of these risks, refer to the section entitled “Risk Factors” and elsewhere in our Annual Report on Form 10-K and our Quarterly Reports on Form 10-Q filed by us with the SEC. The statements above and in the tables contained in the press release regarding the expected impact of the errors and their corrections, the expected controls disclosures, preliminary results for the second quarter of 2016 and the expected timing of the Company’s filings constitute forward-looking statements that are based on the Company’s current expectations. The final amounts and controls conclusions will be included in the amended filings after the Company has completed its work on the restatement and the Audit Committee has completed its final review of the amended filings. There can be no assurance that the preliminary financial information contained herein will not change, possibly materially, prior to the filing of the amended Forms 10-Q and 10-K. Among the factors that could cause the forward looking statements in the press release and/or our financial performance to differ materially from that suggested by the forward-looking statements are: (a) the ongoing internal review of accounting errors and other matters described above and the preliminary stage of the analysis thereof; (b) the final outcome of the Company’s accounting review and actions that may be taken or required as a result of the expected restatements and the conclusions reached by the Company’s management, Audit Committee, Board of Directors or its independent registered public accounting firms based on the results of the review and based on additional information that may arise in the future prior to the filing with the SEC of the expected restatements; (c) the inherent limitations in internal controls over financial reporting; (d) increased costs and/or reputational harm associated with restating the Company’s financial statements; (e) continually changing federal, state, and local laws and regulations could materially adversely affect our business; (f) our ability to remediate any material weaknesses in internal controls over financial reporting completely and in a timely manner; (g) adverse economic conditions in the United States and worldwide may negatively impact our results; (h) if our access to funding is reduced; (i) significant risks we may face implementing our growth strategy, some of which are outside our control; (j) unexpected costs and delays we may incur in connection with exiting our personal lending business; (k) our agreement with FCA US LLC may not result in currently anticipated levels of growth and is subject to certain performance conditions that could result in termination of the agreement; (l) if we are unsuccessful in developing and maintaining relationships with automobile dealerships; (m) the credit performance of our loans; (n) loss of our key management or other personnel, or an inability to attract such management and personnel; (o) certain regulations, including oversight by the Office of the Comptroller of the Currency, the CFPB, the European Central Bank, and the Federal Reserve, whose oversight and regulation may limit certain of our activities, including the timing and amount of dividends and other limitations on our business; and p) future changes in our relationship with Banco Santander that could adversely affect our operations. If one or more of the factors affecting our forward-looking information and statements proves incorrect, our actual results, performance or achievements could differ materially from those expressed in, or implied by, forward-looking information and statements. Therefore, we caution not to place undue reliance on any forward-looking information or statements. The effect of these factors is difficult to predict. Factors other than these also could adversely affect our results, and the reader should not consider these factors to be a complete set of all potential risks or uncertainties. New factors emerge from time to time, and management cannot assess the impact of any such factor on our business or the extent to which any factor, or combination of factors, may cause results to differ materially from those contained in any forward-looking statement. Any forward-looking statements only speak as of the date of this document, and we undertake no obligation to update any forward-looking information or statements, whether written or oral, to reflect any change, except as required by law. All forward-looking statements attributable to us are expressly qualified by these cautionary statements.

Item 9.01 Financial Statements and Exhibits

(c)	Exhibits

99.1	Press Release, dated September 23, 2016

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SANTANDER CONSUMER USA HOLDINGS INC.

Dated: September 23, 2016	By:	/s/ Ismail Dawood
	Name:	Ismail Dawood
	Title:	Chief Financial Officer